                                                                   Exhibit 10.20


                     Amendment to Assignment and Assumption
                                   Agreements



This Amendment to Assignment and Assumption Agreements between VoiceStream Wireless Corporation ("VoiceStream") and Western Wireless Corporation ("WWC") is made as of July 23, 2000.

WHEREAS, VoiceStream and WWC entered into certain Assignment and Assumption Agreements dated May 3, 1999 (the "Assignment and Assumption Agreements") with respect to the assignment by WWC and assumption by VoiceStream of certain Employment Agreements (the "Employment Agreements") with respect to each of Robert Stapleton, Cregg Baumbaugh, Robert Dotson and Tim Wong;

WHEREAS, VoiceStream and WWC wish to amend provisions of the Assignment and Assumption Agreements in order to clarify the effect of such agreements.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, VoiceStream and WWC agree as follows:

1) Paragraph 1 of each of the respective Assignment and Assumption Agreements shall be modified by adding the following language to the end of said paragraph:

        All references in the Employment Agreement to WWC shall be changed to VoiceStream; provided, that (a) the WWC Indemnification Agreement referenced in Paragraph 6 of the Employment Agreement shall contain to remain in effect, to the extent applicable, and (b) the confidentiality provisions in Paragraph 8 of the Employment Agreement shall continue to apply to WWC and its subsidiaries and the Employee.

2) All other terms and conditions of the respective Assignment Agreements shall remain unmodified and in full force and effect.


                                     Western Wireless Corporation

                                     -------------------------------
                                     By:
                                     Title:



                                     VoiceStream Wireless Corporation

                                     -------------------------------
                                     By:
                                     Title: